Registration Nos. 333-87468

811-21084

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 17 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT Q

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 26, 2008.

VARIABLE ANNUITY PROSPECTUS May 1, 2008, as supplemented through and reprinted on September 8, 2008	Securities Act of 1933 File No. 333-87468

THE GUARDIAN INVESTOR

INCOME ACCESS

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account Q (the Separate Account). The contract is designed to provide tax-deferred annuity benefits under retirement programs. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Core Equity VIP Series
–	RS S&P 500 Index VIP Series
–	RS Asset Allocation VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Core Equity VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS MidCap Opportunities VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Technology VIP Series (formerly The Information Age VIP Series)
–	RS Money Market VIP Series
•	AIM Variable Insurance Funds (Series II Shares)
–	AIM V.I. Capital Appreciation Fund
–	AIM V.I. Basic Value Fund
–	AIM V.I. Government Securities Fund
–	AIM V.I. Mid Cap Core Equity Fund
–	AIM V.I. Core Equity Fund
•	The Alger American Fund
–	Alger American Capital Appreciation Portfolio (formerly Alger American Leveraged AllCap Portfolio)
(Class	S Shares)
•	AllianceBernstein (Class B)
–	AllianceBernstein Real Estate Investment Portfolio
–	AllianceBernstein Value Portfolio
–	AllianceBernstein Growth & Income Portfolio
–	AllianceBernstein Large Cap Growth Portfolio
–	AllianceBernstein Global Technology Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance TrustSM (Service Class)
–	MFS Research Bond Series
–	MFS Core Equity Series
–	MFS Growth Series (formerly MFS Emerging Growth Series)
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 96 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2008, as supplemented through and reprinted on September 8, 2008, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 52 investment divisions, corresponding to 52 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed minimum withdrawal benefit riders provide a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or one of the guaranteed minimum withdrawal benefit riders you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose one of the guaranteed minimum withdrawal benefit riders, withdrawals in excess of the guaranteed withdrawal amount and/or lifetime withdrawal amount provided for under these riders can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract are estimated to be from 0.35% to 3.59% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.55% annually of the net asset value of your variable investment options during each of the first seven contract years; 1.00% thereafter.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of up to 4% against any amount that you withdraw during the first four contract years that is attributable to premium payments made during the first three contract years.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed minimum withdrawal benefit rider expense

If you choose one of these riders, you will pay an annual charge ranging from 0.40% to 1.70% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the rider chosen. These charges are current charges for these riders, not maximum charges.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

Please see Special terms used in this prospectus for definitions of key terms.

Free-look period

You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	4% declining annually[1]
Number of contract years completed	Contingent deferred sales charge percentage
0	4%
1	4%
2	3%
3	2%
4	0%
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that were paid into your contract during the first three contract years. During the first four contract years, you may withdraw in each contract year, without a deferred sales charge, the greater of: (i) the excess of the accumulation value on the date of withdrawal over the aggregate net premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made during the first three contract years, minus the aggregate amount of all prior partial withdrawals made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = SevenYear Enhanced Death Benefit CAEDB = ContractAnniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	GMDB = GuaranteedMinimum Death Benefit LB = Living Benefit EB = Earnings Benefit

	Contracts with no rider benefits	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB, LB and EB	Contracts with CAEDB	Contracts with CAEDB and LB or EB	Contracts with CAEDB, LB and EB	Contracts with GMDB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge
• years 0-7	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
• years 8 and beyond	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Riders
– 7 year Enhanced Death Benefit (7yrEDB)	0.00%	0.00%	0.00%	0.20%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.25%	0.00%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%	0.30%
– Living Benefit (LB) – Earnings Benefit (EB)}	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.70%	0.40%	0.65%	0.90%	0.45%	0.70%	0.95%	0.50%	0.75%	1.00%
Total Separate Account Level Annual Expenses
• years 0-7	1.75%	2.00%	2.25%	1.95%	2.20%	2.45%	2.00%	2.25%	2.50%	2.05%	2.30%	2.55%
• years 8 and beyond	1.20%	1.45%	1.70%	1.40%	1.65%	1.90%	1.45%	1.70%	1.95%	1.50%	1.75%	2.00%

FEES FOR OPTIONAL BENEFITS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee:	0.50% of guaranteed income base†
†	Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit (Single Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.65% (0.60% in New York state) of adjusted guaranteed withdrawal balance (current)††

Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit (Spousal Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.85% of adjusted guaranteed withdrawal balance (current)††
††	The current charge for this rider is 0.60%, 0.65% or 0.85%, depending on the rider chosen. We reserve the right to increase the charge to a maximum of 1.25% if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for Lifetime Focus is the greater of the total premium payments made under the contract or the current guaranteed withdrawal balance. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options:

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300	2.50% of adjusted guaranteed withdrawal balance (maximum)**	3.00% of adjusted guaranteed withdrawal balance (maximum)**	3.50% of adjusted guaranteed withdrawal balance (maximum)**	4.00% of adjusted guaranteed withdrawal balance (maximum)**

	0.95% of adjusted guaranteed withdrawal balance (current)**	1.30% of adjusted guaranteed withdrawal balance (current)**	1.35% of adjusted guaranteed withdrawal balance (current)**	1.70% of adjusted guaranteed withdrawal balance (current)**
Guardian Target 200	2.50% of adjusted guaranteed withdrawal balance (maximum)**	3.00% of adjusted guaranteed withdrawal balance (maximum)**	3.50% of adjusted guaranteed withdrawal balance (maximum)**	4.00% of adjusted guaranteed withdrawal balance (maximum)**

	0.70% of adjusted guaranteed withdrawal balance (current)**	1.05% of adjusted guaranteed withdrawal balance (current)**	1.00% of adjusted guaranteed withdrawal balance (current)**	1.35% of adjusted guaranteed withdrawal balance (current)**
Guardian Target Now	1.00% of adjusted guaranteed withdrawal balance (maximum)**	1.35% of adjusted guaranteed withdrawal balance (maximum)**	2.00% of adjusted guaranteed withdrawal balance (maximum)**	2.50% of adjusted guaranteed withdrawal balance (maximum)**

	0.40% of adjusted guaranteed withdrawal balance (current)**	0.75% of adjusted guaranteed withdrawal balance (current)**	0.60% of adjusted guaranteed withdrawal balance (current)**	0.95% of adjusted guaranteed withdrawal balance (current)**
**	The current charge for this rider ranges from 0.40% to 1.70%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.35%	3.59%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are estimated expenses for the fiscal year ending December 31, 2008.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $	(a) $	(a) $	(a) $
(b) $	(b) $	(b) $	(b) $

Chart 2. Chart 2 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $	(a) $	(a) $	(a) $
(b) $	(b) $	(b) $	(b) $

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $	(a) $	(a) $	(a) $
(b) $	(b) $	(b) $	(b) $

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $	(a) $	(a) $	(a) $
(b) $	(b) $	(b) $	(b) $

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2007. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2007, Guardian Life had total assets (GAAP basis) in excess of $45 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. Also, some restrictions on premium payments apply if you purchase one of the GMWB riders. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders for further information.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day in good order.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account Q, to receive and invest your premium payments in the variable investment options. The Separate Account has 52 investment divisions, corresponding to the 52 Funds available to you. The performance of each division is based on the Fund in which it invests.

10	PROSPECTUS	ACCUMULATION PERIOD

The Separate Account was established by GIAC on March 14, 2002. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect one of the Guaranteed Minimum Withdrawal Benefit Riders, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable investment options
Fund	Investment objectives	Typical investments
RS Core Equity VIP Series	Long-term capital appreciation	Large cap growth and value stocks
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk.	Shares of RS S&P 500 Index VIP Series, the RS Core Equity VIP Series, the RS Investment Quality Bond VIP Series, and the RS Money Market VIP Series. The Series also may invest in individual securities.
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income.	Equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies
RS Small Cap Core Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization
RS MidCap Opportunities VIP Series	Long-term capital growth	Equity securities of midcap companies
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS Value VIP Series	Long-term capital appreciation	Equity securities that the adviser believes are undervalued

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector
AIM V.I. Capital Appreciation Fund	Growth of capital	Common stocks
AIM V.I. Basic Value Fund	Long-term growth of capital	Equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors
AIM V.I. Government Securities Fund	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Equity securities, including convertible securities, of mid-cap companies
AIM V.I. Core Equity Fund	Growth of capital	Equity securities including convertible securities of established companies
Alger American Capital Appreciation Portfolio	Long-term capital appreciation

Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrate promising growth potential

AllianceBernstein Real Estate Investment Portfolio	Total return from long-term growth of capital and from income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies
AllianceBernstein Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities
AllianceBernstein Growth & Income Portfolio	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued
AllianceBernstein Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio	Long-term growth of capital	Securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial service companies
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in the real estate industry
Davis Value Portfolio	Long-term growth of capital	Equity securities issued by companies with at least $10 billion market capitalization
Fidelity VIP Balanced Portfolio	Income and capital growth consistent with reasonable risk	Balance between stocks, bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options
Fund	Investment objectives	Typical investments
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceed the composite yield on the S&P 500 Index®	Income-producing equity securities
Fidelity VIP Growth Portfolio	Capital appreciation	Common stocks of companies believed to have above-average growth potential
Fidelity VIP Investment Grade Bond Portfolio	High level of current income consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Franklin Rising Dividends Securities Fund	Long-term capital appreciation, with preservation of capital an important consideration	At least 80% in companies that have paid rising dividends; predominantly in equity securities
Franklin Small Cap Value Securities Fund	Long-term total return	At least 80% in small capitalization companies; predominantly in equity securities
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stocks, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS Research Bond Series	Total return with an emphasis on current income, but also considering capital appreciation	Fixed income securities such as corporate bonds. U.S. government securities and mortgage-backed and asset-backed securities
MFS Core Equity Series	Capital appreciation	Common stocks and related securities such as preferred stocks, convertible securities and depository receipts for these securities.
MFS Growth Series	Capital appreciation

Invests in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS Investors Trust Series	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts issued by U.S. and foreign companies
MFS New Discovery Series	Capital appreciation	Equity securities of emerging growth companies that offer superior prospects for growth, both U.S. and foreign
MFS Strategic Income Series	Total return with an emphasis on high current income, but also considering capital appreciation	U.S. and foreign government securities, corporate bonds and mortgage-backed and asset-backed securities

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options
Fund	Investment objectives	Typical investments
MFS Total Return Series	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Templeton Growth Securities Fund	Long-term capital growth	Equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line TimelinessTM Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line TimelinessTM Ranking Systems, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	High current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities)

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, RS Investment Management, Invesco Aim Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, RS Investments, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

ACCUMULATION PERIOD	PROSPECTUS	15

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address
RS Core Equity VIP Series	RS Investment Management Co. LLC
RS Partners VIP Series	388 Market Street
RS Small Cap Core Equity VIP Series	San Francisco, CA 94111
RS MidCap Opportunities VIP Series
RS Global Natural Resources VIP Series
RS Value VIP Series
RS Equity Dividend VIP Series
RS Technology VIP Series
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series	RS Investment Management Co. LLC (Adviser)
RS High Yield Bond VIP Series	388 Market Street
RS Low Duration Bond VIP Series	San Francisco, CA 94111
RS Investment Quality Bond VIP Series
RS Money Market VIP Series	Guardian Investor Services LLC (Sub-adviser)
7 Hanover Square
New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser)
388 Market Street
San Francisco, CA 94111

UBS Global Asset Management,
(Americas) Inc. (Sub-adviser)
One North Wacker Drive
Chicago, Illinois 60606
RS International Growth VIP Services RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser)
388 Market Street
San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser)
Baillie Giffort Overseas Limited (Sub-sub-adviser)
Calton Square, 1 Greenside Row
Edinburgh, EH1 3AN Scotland
AIM V.I. Capital Appreciation Fund	Invesco Aim Advisors, Inc. and affiliated entities
AIM V.I. Basic Value Fund
AIM V.I. Government Securities Fund	11 Greenway Plaza – Suite 100
AIM V.I. Mid Cap Core Equity Fund	Houston, Texas 77046-1173
AIM V.I. Core Equity Fund
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003
AllianceBernstein Real Estate Investment Portfolio AllianceBernstein Value Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105

16	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment adviser and principal business address
AllianceBernstein Growth & Income Portfolio
AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Global Technology Portfolio
Davis Financial Portfolio	Davis Selected Advisers, LP
Davis Real Estate Portfolio	2949 East Elvira Road
Davis Value Portfolio	Suite 101
Tucson, Arizona 85706
Fidelity VIP Balanced Portfolio Fidelity VIP Contrafund Portfolio	Fidelity Management & Research Company 82 Devonshire Street
Fidelity VIP Equity-Income Portfolio	Boston, Massachusetts 02109
Fidelity VIP Growth Portfolio
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Franklin Rising Dividends Securities Fund	Franklin Advisory Services, LLC
Franklin Small Cap Value Securities Fund	One Parker Plaza
Ninth Floor
Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
MFS Research Bond Series	MFS Investment Management
MFS Core Equity Series	500 Boylston Street
MFS Growth Series	Boston, Massachusetts 02116
MFS Investors Trust Series
MFS New Discovery Series
MFS Strategic Income Series
MFS Total Return Series
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser)
Lyford Cay
Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser)
#7 Temasek Boulevard
#38-3 Suntec Tower One
Singapore 038987
Value Line Centurion Fund	Value Line Inc.
Value Line Strategic Asset Management Trust	220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Government Portfolio	Van Kampen Asset Management 1221 Avenue of the Americas
Van Kampen Life Investment Trust Growth and Income Portfolio	New York, New York

ACCUMULATION PERIOD	PROSPECTUS	17

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

When you buy a contract, please note:

•	You can choose up to 20 investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You

18	PROSPECTUS	ACCUMULATION PERIOD

can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits and the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in good order for such a withdrawal at our customer service office within 60 days after the contract anniversary.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

ACCUMULATION PERIOD	PROSPECTUS	19

Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. If the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option on the applicable contract anniversary date, or
–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•

Subject to the restrictions in the immediately preceding bullet, if the application for your annuity contract was received by us prior to February 19, 2003 and after April 30, 2003 and for all contracts issued in Massachusetts, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	25% of the amount in the fixed-rate option on the applicable contract anniversary date, or
–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•	If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York

20	PROSPECTUS	ACCUMULATION PERIOD

City time, you will receive that day’s unit values. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with,

ACCUMULATION PERIOD	PROSPECTUS	21

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should

22	PROSPECTUS	ACCUMULATION PERIOD

describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

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Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

In the first four contract years, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the greater of:

•	On the date of withdrawal, the excess of the accumulation value over the total of the net premium payments that you have made (and not withdrawn), in the first three contract years; or

•	10% of the total premium payments made during the first three contract years, minus the total of all the withdrawals you already made during the current contract year.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

For the purpose of calculating the deferred sales charge and in order to minimize the applicable deferred sales charge, all amounts withdrawn are deemed to be withdrawn on a last-in first-out basis. In other words, we withdraw all available monies before we withdraw premium payments made during the first three contract years, which are subject to a deferred sales charge. Premium payments made in the fourth contract year and later will not be subject to a deferred sales charge upon withdrawal. Also, in spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

24	PROSPECTUS	ACCUMULATION PERIOD

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

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If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provide special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

26	PROSPECTUS	ACCUMULATION PERIOD

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

ACCUMULATION PERIOD	PROSPECTUS	27

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

ANNUITY PERIOD	PROSPECTUS	29

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

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•	name or change any contingent or concurrent beneficiaries; or

•	Change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as

ANNUITY PERIOD	PROSPECTUS	31

selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the current dollar amount of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

32	PROSPECTUS	ANNUITY PERIOD

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

(a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

(d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

ANNUITY PERIOD	PROSPECTUS	33

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments To Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

34	PROSPECTUS	ANNUITY PERIOD

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

ANNUITY PERIOD	PROSPECTUS	35

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

36	PROSPECTUS	ANNUITY PERIOD

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

ANNUITY PERIOD	PROSPECTUS	37

OTHER CONTRACT FEATURES

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 and the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004 and if the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

38	PROSPECTUS	OTHER CONTRACT FEATURES

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the RS Money Market VIP Series investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

OTHER CONTRACT FEATURES	PROSPECTUS	39

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

–	one but not both joint owners dies before annuity payments begin;
–	the two joint owners were married to each other on the date of the deceased owner’s death; and
–	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Money Market VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

40	PROSPECTUS	OTHER CONTRACT FEATURES

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

OTHER CONTRACT FEATURES	PROSPECTUS	41

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date
–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that contract anniversary
–	minus any partial withdrawals after that contract anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary
–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

42	PROSPECTUS	OTHER CONTRACT FEATURES

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any

OTHER CONTRACT FEATURES	PROSPECTUS	43

adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.

44	PROSPECTUS	OTHER CONTRACT FEATURES

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1)  The contract anniversary death benefit, which is:

     The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2)  The 3% simple interest death benefit, which is:

•    the total of all premiums paid less partial withdrawals

•    minus any adjustments (as described in this prospectus)

•    multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

OTHER CONTRACT FEATURES	PROSPECTUS	45

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current contract owners.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Money Market VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

–	Adding any net premiums contributed to the contract after your death

46	PROSPECTUS	OTHER CONTRACT FEATURES

–	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select any of the GMWB riders, you cannot select this rider.

OTHER CONTRACT FEATURES	PROSPECTUS	47

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Money Market VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, AIM V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –	RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS International Growth VIP Series, RS Value VIP Series, RS Equity Dividend VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AllianceBernstein Value Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

48	PROSPECTUS	OTHER CONTRACT FEATURES

10% –	RS Small Cap Core Equity VIP Series, RS Emerging Markets VIP Series, RS MidCap Opportunities VIP Series, RS Global Natural Resources VIP Series, RS Technology VIP Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Capital Appreciation Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Global Technology Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Core Equity Series, MFS Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the RS Money Market VIP Series variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

OTHER CONTRACT FEATURES	PROSPECTUS	49

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select any of the GMWB riders, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of

50	PROSPECTUS	OTHER CONTRACT FEATURES

GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawn in a lump sum.

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years

OTHER CONTRACT FEATURES	PROSPECTUS	51

according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

52	PROSPECTUS	OTHER CONTRACT FEATURES

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select any of the GMWB riders, you cannot select this rider.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDERS

You may choose to purchase the Lifetime Focus Guaranteed Minimum Withdrawal Benefit III Rider only if the Guaranteed Lifetime Withdrawal Benefit Rider has not been approved for use by the insurance department in your state. Please ask your registered representative or call 1-800-221-3253 to determine which rider is available in your state.

Guaranteed Minimum Withdrawal Benefit III (GMWB III) (referred to as “Lifetime Focus”)

When you buy your contract, you can choose to buy a GMWB III rider, if your initial premium payment is $5,000 or more. You can choose either a single version or a spousal version of this rider. (In New York state, the spousal version of this rider is not available.) At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old. This rider provides a lifetime withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the lifetime withdrawal eligibility date (as described below) and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, each described below, all equal zero;

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

The following information will help you decide if the optional GMIB rider or one of the optional GMWB riders is right for you:

•

The GMIB rider provides for an annuity benefit and the GMWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GMWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GMWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GMWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GMWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GMWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GMWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The Lifetime Focus GMWB rider allows you to begin receiving withdrawals on the first contract anniversary following the later of the primary or secondary covered person’s 65th birthday or immediately, if both covered persons are age 65 or older when the contract is issued. The Guaranteed Lifetime Withdrawal Benefit rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

OTHER CONTRACT FEATURES	PROSPECTUS	53

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the lifetime withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date, but the GWB could be increased to equal the accumulation value of your contract on every quarterly contract anniversary due to an automatic step-up (described below). The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal version in certain situations, is used to determine the duration of the lifetime withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while the rider is in effect and while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial LWA is determined on the lifetime withdrawal eligibility date which, for the Spousal version, is the first contract anniversary on or after the younger of the primary covered person’s or the secondary covered person’s 62nd birthday. If both covered persons are 62 or older on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. For the single version, the lifetime withdrawal eligibility date is the first contract anniversary after the covered person’s 60th (65th in New York state) birthday. If the covered person is 60 or older (65 or older in New York State) on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the lifetime withdrawal eligibility date and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the lifetime withdrawal eligibility date and there is a LWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the LWA.

54	PROSPECTUS	OTHER CONTRACT FEATURES

This rider provides a benefit guaranteeing that on or after the lifetime withdrawal eligibility date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any LWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total LWA available in any contract year, your remaining LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution as described below, the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit. Please note that withdrawals prior to the lifetime withdrawal eligibility date and withdrawals in excess of the LWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.85% of the adjusted GWB for the spousal version and 0.65% (0.60% in New York state) for the single version. The adjusted GWB is the greater of the current GWB, or the total premiums paid under the contract. A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.25% for the single version and 1.25% for the spousal version annually on the effective date of each step-up that also results in an increase of the LWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event

OTHER CONTRACT FEATURES	PROSPECTUS	55

the primary and secondary covered persons are divorced; thus, if either death or divorce occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal rider although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000. Each time you take a withdrawal prior to the lifetime withdrawal eligibility date, the GWB will be reduced by the greater of the amount reached by dividing the withdrawal, including any contingent deferred sales charge, by the contract accumulation value immediately prior to that withdrawal and then multiplying that amount by the greater of the GWB immediately prior to the withdrawal or the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is taken prior to the Lifetime Withdrawal Eligibility Date:

Assumptions:

•	A $10,000 withdrawal is made prior to the Lifetime Withdrawal Eligibility Date.

•	No contingent deferred sales charges are incurred.

•	The contract value immediately prior to the withdrawal is $94,000.

•	The GWB immediately prior to the withdrawal is $100,000

	Immediately before the withdrawal	Immediately after the withdrawal
Contract value	$94,000	• $94,000 – $10,000 = $84,000
Guaranteed Withdrawal Balance	$100,000

•   The new GWB equals the GWB immediately prior to the withdrawal minus the amount reached by dividing the withdrawal, including any contingent deferred sales charge, by the contract accumulation value immediately prior to that withdrawal and then multiplying that amount by the greater of the GWB immediately prior to the withdrawal or the amount of the withdrawal.

•   Thus, $100,000 – greater of 1) or 2) where,

•   1) = ($10,000 ÷ $94,000) x $100,000 ($10,638), and

•   2) = $10,000

•   $100,000 – $10,638 = $89,362

•   The new GWB equals $89,362.

If a withdrawal is taken on or after the lifetime withdrawal eligibility date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the LWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the LWA and the withdrawal is not made in accordance with the tax qualified distributions section of this rider, described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the LWA which is taken after the Lifetime Withdrawal Eligibility Date.

56	PROSPECTUS	OTHER CONTRACT FEATURES

Assumptions:

•	Contract accumulation value immediately prior to the withdrawal in excess of the LWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The LWA immediately prior to the withdrawal is $6,250.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

•	A $6,500 withdrawal is taken. This withdrawal amount exceeds the LWA.

	Prior to withdrawal that exceeds LWA	Immediately after withdrawal that exceeds the LWA
Contract value	$75,000	$75,000 – $6,500 equals $68,500
GWB	$125,000

•    The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately after the withdrawal.

•    Thus, the new GWB equals the lesser of $75,000 – $6,500 ($68,500) or $125,000 – $6,500 ($118,500).

•    The new GWB equals $68,500.

LWA	$6,250	• The new LWA is the GWB immediately after the withdrawal times 5%. • Thus, the new LWA is $68,500 x 5% ($3,425). • The new LWA equals $3,425.

Your GWB can also increase as a result of either a GWB minimum guarantee or a step-up, and it will decrease as a result of a withdrawal.

Your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every quarterly contract anniversary, up to and including your 30th contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date. The contract owner will not receive advance notice of an increase in the rider fee due to a step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the LWA, the contract owner will receive advance written notice of such an increase. Within 30 days of that notice, the contract owner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contract owner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

The following example illustrates a step-up and the effect of the step-up on the GWB and LWA.

Assumptions:

•	Contract accumulation value immediately prior to step-up equals $106,000.

•	GWB immediately prior to step-up equals $100,000.

•	LWA immediately prior to step-up equals $5,000.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

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	Immediately prior to the step-up	Immediately after the step-up date
Contract value	$106,000	$106,000
GWB	$100,000

•    The new GWB is the greater of the GWB immediately prior to step-up or the contract value immediately prior to step-up.

•    Thus, the new GWB is the greater of $100,000 or $106,000.

•    The new GWB equals $106,000.

LWA	$5,000

•    The new LWA is greater of the LWA immediately prior to the step-up or the GWB immediately after the step-up times 5%.

•    Thus, the new LWA is the greater of $5,000 or $106,000 x 5% ($5,300).

•    The new LWA equals $5,300.

On each contract anniversary where no withdrawals are taken during the previous contract year, the GWB will be set to the greater of the current GWB or the GWB minimum guarantee amount.

The GWB minimum guarantee amount on the first contract anniversary is equal to the total premiums paid under the contract prior to the first contract anniversary plus the result of the following:

–	initial contract premium; multiplied by
–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

The GWB minimum guarantee amount on subsequent contract anniversaries is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the GWB on the prior anniversary including any step-up on that anniversary, multiplied by
–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

In no event will the GWB be increased by the application of the GWB minimum guarantee to an amount that exceeds the overall GWB minimum guarantee amount. The overall GWB minimum guarantee amount is equal to:

–	the total premiums paid under the contract as of the date of the first withdrawal, multiplied by
–	200%, which is the maximum GWB percentage. (In New York state, the maximum GWB percentage is 165%.)

The GWB minimum guarantee will end on the earliest of the following dates:

–	the date the overall GWB minimum guarantee is reached;
–	the date the rider enters the settlement phase;
–	the date the contract terminates; or
–	the date the GWB reaches $5,000,000.

Once the GWB minimum guarantee ends it cannot be reinstated.

The following example illustrates how the GWB minimum guarantee is applied in states other than New York and what the effect of taking a withdrawal is on the GWB minimum guarantee.

Assumptions:

•	$100,000 initial premium.

58	PROSPECTUS	OTHER CONTRACT FEATURES

•	Initial LWA is $5,000.

•	The covered person(s) are older than 60 (for single version) and older than 62 (for spousal version) at contract issue.

•	There are no step-ups.

•	A $5,300 withdrawal is taken a few days after the first contract anniversary.

Event	GWB Minimum Guarantee Amount	GWB	LWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	The LWA is initially equal to $5,000.
First contract anniversary	The GWB minimum guarantee amount is $100,000 + ($100,000 x 6%) ($6,000). Thus, the GWB minimum guarantee amount equals $106,000	The GWB equals the greater of $100,000 or $106,000. Thus, the GWB equals $106,000.	The LWA is the greater of $5,000 or $106,000 x 5% ($5,300). Thus, the LWA equals $5,300.
After the $5,300 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $106,000 – $5,300 which equals $100,700.	The LWA remains the same since the withdrawal does not exceed it.
Second contract anniversary	The GWB minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $100,700 since there is no applicable GWB minimum guarantee amount.	The LWA remains at $5,300 since there is no applicable GWB minimum guarantee amount.
Third contract anniversary	The GWB minimum guarantee amount is $100,700 + ($100,700 x 6%) ($6,042). Thus, the GWB minimum guarantee equals $106,742.	The GWB is the greater of $100,700 or $106,742. Thus, the GWB equals $106,742.	The LWA equals the greater of $5,300 or $106,742 x 5% ($5,337.10). Thus, the LWA equals $5,337.10.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GMWB III is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GMWB III rider with a qualified contract.

OTHER CONTRACT FEATURES	PROSPECTUS	59

The following section describes how your LWA is calculated:

Your initial LWA is equal to the 5% lifetime withdrawal percentage multiplied by the GWB on the earlier of the lifetime withdrawal eligibility date or the date the rider enters the settlement phase (described below). The LWA will not be determined before either of these dates. If the LWA is calculated on the date the settlement phase is entered, LWA payments will not begin until the lifetime withdrawal eligibility date.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased under the GWB minimum guarantee, your LWA will equal the greater of:

–	your LWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution (as described below), then your LWA will be reset to equal the 5% lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements and “substantially equal periodic payment” requirements for certain qualified and non-qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

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(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the GMWB III rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a LWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the LWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the LWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the LWA as determined on the date the rider entered the settlement phase. Payments will begin on:

–	the lifetime withdrawal eligibility date, if the settlement phase was entered prior to the lifetime withdrawal eligibility date; or
–	the date the rider enters the settlement phase, if the settlement phase was entered on or after the lifetime withdrawal eligibility date. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract will continue, but all other rights and benefits, including death benefits, will terminate and

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additional premium payments will not be accepted. The GWB minimum guarantee and step-up under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the LWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will

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make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Growth & Income II	Growth II
RS Core Equity VIP Series or	15%	20%
RS S&P 500 Index VIP Series
Fidelity VIP Contrafund Portfolio	20%	25%
Davis Value Portfolio	15%	20%
RS International Growth VIP Series	10%	15%
RS Investment Quality Bond VIP Series or	40%/30%/20%	20%
Fidelity VIP Investment Grade Bond Portfolio	0%/10%/20%	0%

	Core Blend	Core Growth
Fidelity VIP Contrafund Portfolio	25%	35%
Fidelity VIP Mid Cap Portfolio	20%	25%
Franklin Small Cap Value Securities Fund	15%	20%
RS Investment Quality Bond VIP Series	25%	10%
Fidelity VIP Investment Grade Bond Portfolio	15%	10%

Under the Growth and Income II Model and the Growth II Model, you must select either the RS Core Equity VIP series or the RS S&P 500 Index VIP Series. Additionally, under the Growth & Income II Model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

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We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GMWB III rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB) and/or the Earnings Benefit riders, you cannot select the GMWB III rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GMWB III rider, although we may offer the dollar cost averaging programs to contract owners who have selected the GMWB III rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

Guaranteed Lifetime Withdrawal Benefit (GLWB)

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (available in New York without the 10 year 200% cumulative guarantee)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

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At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore the favorable tax treatment provided by federal tax law to a surviving spouse may not be available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

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first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount

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greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	0.95% of the adjusted GWB (not available in New York)
Guardian Target 200	0.70% (0.50% in New York) of the adjusted GWB
Guardian Target Now	0.40% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.35% of the adjusted GWB
Guardian Target 200	1.00% of the adjusted GWB
Guardian Target Now	0.60% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300 and Guardian Target 200 and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right

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to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the youngest covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $7,500.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

•  The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

•  Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

•  The new GWB equals $67,000.

GWA	$7,500	• The new GWA is the GWB immediately after the withdrawal times 6%. • The new GWA is equal to $67,000 x 6% ($4,020). • The new GWA equals $4,020.

Your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every quarterly contract anniversary, up to the contract anniversary prior to the older covered person’s 90th birthday, if the accumulation value of your contract on the step-up date is greater than the GWB on that date. For step-up

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dates falling on a contract anniversary, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). The contractowner will not receive advance notice of an increase in the rider fee due to a step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the LWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

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If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

•	any premium payments received on or after the first contract anniversary.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	Initial GWA is $5,000.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $5,350 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $5,350 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $5,350 or $94,650.	N/A	The GWB is $107,000 minus $5,350 which equals $101,650.	The GWA is equal to the GWB amount ($107,000) times 5% or $5,350.
Second contract anniversary	$94,650	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $101,650 since there is no applicable annual minimum guarantee amount.	The GWA remains $5,350 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$94,650	The annual minimum guarantee amount is $101,650 + ($94,650 x 7%) or $108,275.50.	The GWB is the greater of $101,650 or $108,275.50. The new GWB is $108,275.50.	The GWA equals the greater of $5,350 or $108,275.50 x 5% ($5,413.77). Thus, the new GWA equals $5,413.77.

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If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	4% (3.5% in New York)
60 – 69	5% (4.3% in New York)
70 – 80	6% (5.5% in New York)
81+	7% (8% in New York)

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

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The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the

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withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.35% annually. GIAC reserves the right to increase the rider fee percentage for this optional death benefit to a maximum of 0.50% annually on the effective date of each step-up that results in an increase of the GWA. This optional death benefit is not available in New York.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to

OTHER CONTRACT FEATURES	PROSPECTUS	73

adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

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During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Growth 80/20	Moderate 60/40	Conservative 40/60
RS Core Equity VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Core Equity VIP Series	5%	—	—
RS High Yield Bond VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International Growth VIP Series	15%	5%	3%

Under all the models, you must select either the RS Core Equity VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is

OTHER CONTRACT FEATURES	PROSPECTUS	75

available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

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FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

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Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed minimum withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, during the first seven contract years, you will pay a daily charge based on an annual rate of 1.55% of the net assets of your variable investment options. Thereafter, the charge will be based on an annual rate of 1.00%. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your account or surrender your contract during the first four contract years, you may pay a deferred sales

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charge on any amount that was paid into your contract during the first three contract years. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

When we calculate the deferred sales charge, all amounts taken out are deemed to be withdrawn on a last-in, first-out basis. We do this to minimize the amount you owe. Deferred sales charges are listed in the table.

The maximum contingent deferred sales charge that you will pay is equal to 4% of the lesser of: (i) the total of all premium payments made during the first three contract years; or (ii) the amount withdrawn or surrendered. However, during the first four contract years, you may make a partial withdrawal without a deferred sales charge, of an amount equal to the greater of: (i) the excess of the accumulation value on the date of withdrawal over the total of the net premium payments that you have made (and not withdrawn) in the first three contract years; or (ii) 10% of the total premium payments made during the first three contract years minus the total of all the withdrawals you already made during the current contract year.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

Deferred sales

charges

Number of contract years completed	Contingent deferred sales charge (%)
0	4
1	4
2	3
3	2
4+	0

FINANCIAL INFORMATION	PROSPECTUS	79

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate 0.20%, 0.25%, or 0.30 of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit charge

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed minimum withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.40% to 1.70%, depending on the rider chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for these riders, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Partial Withdrawal Charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

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Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

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Employer- sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount

82	PROSPECTUS	FINANCIAL INFORMATION

equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payment made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

FINANCIAL INFORMATION	PROSPECTUS	83

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation-skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified

84	PROSPECTUS	FINANCIAL INFORMATION

arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

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Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules

86	PROSPECTUS	FINANCIAL INFORMATION

may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed minimum withdrawal benefit rider (such as AssetAccess, Lifetime AssetAccess or Spousal AssetAccess), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the

FINANCIAL INFORMATION	PROSPECTUS	87

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender- neutral tables will be used.

employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to another tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover contributions.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

88	PROSPECTUS	FINANCIAL INFORMATION

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

FINANCIAL INFORMATION	PROSPECTUS	89

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

90	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	91

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

92	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC between February 19, 2003 and April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract will be paid quarterly beginning in the second contract year. If the annuitant is age 80 or older on the contract’s issue date, the commissions paid on premium payments made in the first, second and third contract years will be 1.5% and the trail commission will be .60% per annum. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC prior to February 19, 2003 and after April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract allocated to the variable investment options will be paid quarterly beginning in the second contract year. A commission of .50% per annum of the accumulation value of the contract allocated to the fixed-rate option will be paid quarterly beginning in the second contract year. If the annuitant is age 81 or over at issue, the commissions paid on premium payments in the first, second and third contract years will be 1.5% and the trail commission will be .60% of the accumulation value of the contract allocated to the variable investment options and .30% for allocations to the fixed-rate option. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses,

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	93

wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

94	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	95

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Minimum Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

96	PROSPECTUS	OTHER INFORMATION

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account Q, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2007. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account Q which are included in the Statement of Additional Information.

The Separate Account commenced operations on July 15, 2002. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
RS Core Equity VIP Series	2007	1,784,732	12,069	—	—	59,527	28,247	—	187,856	6,847
	2006	972,460	11,535	2,239	—	61,705	23,829	421	115,412	7,319
	2005	226,249	7,501	2,239	—	57,279	14,930	442	25,203	144
	2004	72,087	7,578	2,240	—	66,539	19,681	457	—	—
	2003	49,162	4,393	2,240	—	57,326	8,722	—	—	—
	2002	43,953	141	—	—	11,414	6,003	—	—	—
RS S&P 500 Index VIP Series	2007	1,515,085	40,455	13,272	—	54,943	59,641	1,402	219,258	12,904
	2006	1,216,982	43,041	13,593	—	62,731	67,378	1,467	138,533	13,880
	2005	556,754	21,787	14,032	—	84,583	63,283	2,572	50,685	13,409
	2004	189,831	18,988	14,588	—	85,264	25,253	2,690	—	—
	2003	108,564	15,302	14,626	—	72,250	3,822	2,946	—	—
	2002	29,136	2,978	—	—	10,671	1,074	—	—	—
RS Asset Allocation VIP Series	2007	164,086	630	40,120	—	13,570	6,992	—	3,442	—
	2006	167,941	470	40,577	—	25,445	7,570	—	3,066	—
	2005	149,562	470	41,435	—	32,344	11,628	—	781	—
	2004	142,646	470	42,835	—	32,481	11,391	—	—	—
	2003	78,519	—	43,697	—	34,778	6,085	—	—	—
	2002	12,211	—	—	—	7,949	5,051	—	—	—
RS High Yield Bond VIP Series	2007	243,496	6,501	—	—	54,139	34,468	1,562	13,145	—
	2006	248,582	6,527	—	—	65,896	34,387	1,513	10,048	—
	2005	198,149	6,185	—	—	74,671	28,699	1,530	749	—
	2004	188,555	6,000	—	—	80,601	14,966	—	—	—
	2003	131,501	1,464	—	—	34,941	3,788	—	—	—
	2002	7,393	—	—	—	7,193	1,288	—	—	—
RS Low Duration Bond VIP Series	2007	191,418	66	17,807	—	170,869	39,951	3,757	3,254	—
	2006	215,819	12,008	17,731	—	194,328	40,401	3,846	1,996	—
	2005	195,251	12,008	18,586	—	199,644	51,215	3,653	1,996	—
	2004	181,719	12,008	17,622	—	123,827	33,492	3,572	—	—
	2003	18,600	—	15,360	—	4,557	1,288	—	—	—
	2002	—	—	—	—	—	—	—	—	—
RS Large Cap Value VIP Series	2007	225,597	7,139	—	775	26,695	27,477	—	25,068	240
	2006	194,313	6,943	—	816	22,227	27,196	—	24,061	229
	2005	94,825	6,453	—	863	22,315	24,743	1,184	2,876	—
	2004	118,439	1,143	—	901	28,899	20,992	1,928	—	—
	2003	4,616	—	—	934	5,977	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	97

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
RS Partners VIP Series	2007	40,771	2,572	—	731	15,668	12,363	—	19,150	—
	2006	38,288	2,303	—	769	16,114	14,999	—	9,350	—
	2005	30,786	287	—	814	17,038	22,550	169	9,104	—
	2004	21,790	236	—	850	21,181	14,665	2,307	—	—
	2003	15,431	—	—	880	5,781	396	—	—	—
	2002	—	—	—	—	—	—	—	—	—
RS Small Cap Core Equity VIP Series	2007	263,690	16,948	6,593	—	36,147	27,711	—	38,215	113
	2006	233,681	17,411	6,465	—	41,517	26,128	—	21,103	113
	2005	203,117	15,218	6,921	—	50,568	19,620	179	6,960	113
	2004	151,125	7,894	7,132	—	54,612	14,019	193	—	—
	2003	83,363	4,132	7,786	—	36,189	4,659	—	—	—
	2002	12,740	2,465	—	—	6,617	1,453	—	—	—
RS International Growth VIP Series	2007	1,687,809	17,286	—	—	75,991	56,462	711	214,862	18,979
	2006	1,202,755	20,021	—	—	76,378	54,967	407	155,572	19,655
	2005	442,809	9,263	1,586	—	73,931	40,106	1,239	36,158	3,843
	2004	125,628	7,106	—	—	67,403	15,528	3,525	—	—
	2003	54,005	6,467	—	—	40,909	4,836	—	—	—
	2002	22,098	209	—	—	8,583	3,907	—	—	—
RS Emerging Markets VIP Series	2007	273,882	12,728	—	—	34,116	19,499	365	62,484	9,777
	2006	217,434	15,102	—	—	36,405	21,551	538	51,269	10,299
	2005	152,208	10,684	—	—	38,329	19,321	685	5,716	2,336
	2004	82,807	6,844	—	—	42,292	7,591	867	—	—
	2003	36,290	3,046	—	—	20,540	1,866	—	—	—
	2002	4,475	—	—	—	781	1,408	—	—	—
RS Investment Quality Bond VIP Series	2007	9,438,521	107,268	1,440	—	276,017	123,120	5,493	628,772	44,459
	2006	5,390,752	80,858	1,590	—	280,695	123,048	6,501	437,248	37,369
	2005	1,667,328	38,927	4,454	—	269,892	89,199	10,397	132,385	15,146
	2004	444,949	13,806	1,695	—	258,948	59,811	9,511	—	—
	2003	336,041	17,660	1,154	—	180,872	29,789	8,599	—	—
	2002	40,778	140	—	—	36,014	10,779	—	—	—
RS MidCap Opportunities VIP Series	2007	2,122	—	—	—	—	—	—	501	—
RS Global Natural Resources VIP Series	2007	47,394	214	—	—	—	—	—	19,132	—
RS Value VIP Series	2007	1,217	—	—	—	—	4,164	—	—	—
RS Equity Dividend VIP Series	2007	69	—	—	—	—	4,221	—	217	—
The Information Age VIP Series	2007	8,571	—	—	—	—	—	—	787	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	2007	812,188	10,969	6,803	1,516	121,724	49,558	3,916	131,801	—
	2006	625,952	9,790	6,921	1,425	211,107	72,268	4,551	52,738	—
	2005	744,507	10,401	6,829	1,335	154,709	99,323	6,590	20,430	—
	2004	748,172	11,003	6,662	1,269	153,490	120,402	5,781	—	—
	2003	757,705	39,910	5,619	1,159	251,714	21,088	4,817	—	—
	2002	74,632	37,952	—	—	65,233	12,063	940	—	—
Gabelli Capital Asset Fund	2007	379,100	25,197	—	—	48,679	29,818	1,701	47,509	2,521
	2006	332,322	24,095	—	—	45,881	35,343	1,821	42,751	3,492
	2005	200,838	24,210	—	—	50,503	38,498	3,494	18,766	3,760
	2004	99,783	9,204	—	—	49,865	24,402	3,634	—	—
	2003	33,674	3,216	—	—	15,922	108	1,096	—	—
	2002	—	—	—	—	—	—	—	—	—

98	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
Value Line Centurion Fund	2007	29,295	1,240	—	—	8,738	118	—	3,223	—
	2006	24,377	996	—	—	10,139	134	—	3,213	—
	2005	12,313	—	—	—	10,550	34	—	—	—
	2004	3,717	—	—	—	12,728	—	—	—	—
	2003	758	—	—	—	261	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust	2007	255,747	7,597	12,786	—	29,466	27,890	1,559	40,744	993
	2006	265,387	13,622	13,108	—	31,568	27,824	1,555	42,372	993
	2005	221,465	10,986	13,525	—	34,950	36,278	1,588	21,696	993
	2004	138,032	9,725	14,075	—	36,205	22,149	1,607	—	—
	2003	66,028	87	14,074	—	13,197	1,180	—	—	—
	2002	—	—	—	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series II	2007	619,617	4,441	—	—	26,614	12,480	1,162	44,764	15,017
	2006	503,557	4,394	—	—	25,552	12,100	1,620	38,750	15,093
	2005	—	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II	2007	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—
	2005	34,347	1,676	—	—	6,449	1,884	408	—	—
	2004	30,821	1,676	—	—	7,191	1,927	419	—	—
	2003	18,677	—	—	—	4,938	1,204	443	—	—
AIM V.I. Growth Fund Series II	2007	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—
	2005	147,355	380	—	—	19,908	5,811	1,296	19,085	—
	2004	26,309	278	—	—	23,103	2,689	1,334	—	—
	2003	26,977	237	—	—	22,060	2,362	892	—	—
	2002	1,073	—	—	—	3,072	163	—	—	—
	2002	1,952	—	—	—	67	—	—	—	—
AIM V.I. Basic Value Fund Series II	2007	159,215	3,548	—	—	11,263	3,753	703	4,376	—
	2006	157,790	3,540	—	—	15,801	8,579	661	879	—
	2005	145,881	11,402	—	—	17,854	10,566	406	782	—
	2004	115,830	3,440	—	—	18,137	9,889	973	—	—
	2003	52,030	1,893	—	—	18,482	3,815	441	—	—
	2002	11,581	153	—	—	574	65	—	—	—
AIM V.I. Government Securities Fund Series II	2007	133,390	7,438	12,929	—	87,848	27,745	1,849	—	—
	2006	142,701	7,588	14,121	—	124,399	29,088	2,485	—	—
	2005	171,528	7,591	13,732	—	145,489	22,779	2,665	—	—
	2004	165,061	7,577	13,206	—	131,586	13,522	990	—	—
	2003	134,333	3,389	12,856	—	95,725	4,180	—	—	—
	2002	32,510	417	—	—	30,040	543	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2007	102,520	1,122	—	—	44,012	4,276	494	6,642	—
	2006	102,169	1,417	—	—	42,633	5,612	724	5,496	—
	2005	89,068	1,418	—	—	45,887	4,101	2,904	1,626	—
	2004	110,903	1,124	—	—	53,949	8,109	2,503	—	—
	2003	28,638	1,125	—	—	19,518	684	548	—	—
	2002	3,554	—	—	—	784	—	—	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
AIM V.I. Core Equity Fund Series II	2007	22,536	430	1,065	—	6,523	620	321	—	—
	2006	30,602	430	1,081	—	8,335	621	842	—	—
	2005	34,004	430	1,125	—	10,320	629	880	—	—
	2004	28,718	430	1,158	—	12,524	99	903	—	—
	2003	12,427	—	1,190	—	7,043	105	2,727	—	—
	2002	4,843	—	—	—	1,349	115	1,002	—	—
Alger American Leveraged Allcap Portfolio Class S	2007	126,145	2,504	—	—	18,937	6,560	—	8,848	10,347
	2006	70,868	2,564	—	—	19,367	6,176	—	3,787	10,348
	2005	69,324	2,537	—	—	19,854	4,313	—	—	—
	2004	59,546	2,641	—	—	22,007	2,797	—	—	—
	2003	27,601	4,296	—	—	14,554	—	—	—	—
	2002	868	1,217	—	—	709	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2007	130,756	4,676	16	—	64,139	17,670	1,037	873	6,119
	2006	135,132	4,370	159	—	81,138	18,235	1,684	529	444
	2005	114,664	4,418	282	—	94,650	19,173	1,759	—	444
	2004	85,034	6,957	416	—	105,081	16,840	1,922	—	—
	2003	51,692	9,090	—	—	88,314	4,432	2,039	—	—
	2002	2,206	542	—	—	12,687	3,969	1,016	—	—
AllianceBernstein Large Cap Growth Class B	2007	54,094	3,417	—	—	12,334	8,561	162	4,941	—
	2006	61,640	3,606	—	—	24,115	9,812	436	930	—
	2005	101,210	3,992	—	—	29,033	15,884	425	370	—
	2004	48,266	4,298	—	—	30,160	9,437	446	—	—
	2003	22,952	2,583	—	—	27,011	1,249	113	—	—
	2002	8,231	—	—	—	7,145	1,710	487	—	—
AllianceBernstein Global Technology Portfolio Class B	2007	53,579	2,440	—	—	3,868	2,398	—	941	—
	2006	38,059	2,527	—	—	4,872	2,218	—	623	—
	2005	27,791	2,608	—	—	5,264	1,240	—	260	—
	2004	23,491	2,556	—	—	5,211	884	—	—	—
	2003	27,964	1,491	—	—	17,465	1,434	—	—	—
	2002	4,490	—	—	—	2,051	1,874	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2007	166,840	3,969	—	—	34,421	11,270	534	4,326	396
	2006	188,383	4,632	—	—	34,695	9,283	571	15,765	396
	2005	211,681	5,058	—	—	43,487	10,984	647	189	205
	2004	140,993	1,638	—	—	42,587	9,816	198	—	—
	2003	46,606	775	268	—	27,471	2,176	—	—	—
	2002	4,505	—	—	—	11,309	1,659	—	—	—
AllianceBernstein Value Portfolio Class B	2007	79,109	3,610	415	—	41,362	11,922	—	4,369	—
	2006	111,851	2,611	435	—	59,379	18,271	—	32,998	—
	2005	78,008	2,571	457	—	65,802	16,796	1,059	—	—
	2004	60,802	7,390	441	—	65,500	12,759	1,625	—	—
	2003	21,333	7,149	902	—	47,571	10,784	1,241	—	—
	2002	4,308	2,032	—	—	7,228	737	—	—	—
Davis Financial Portfolio	2007	23,767	2,627	—	—	—	2,185	—	18,038	7,896
	2006	18,613	9,519	—	—	2,941	2,185	—	2,500	7,896
	2005	1,707	6,983	673	—	3,182	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—

100	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
Davis Real Estate Portfolio	2007	116,392	5,388	—	—	12,739	10,848	—	33,285	3,842
	2006	94,099	11,082	—	—	6,049	11,362	—	25,848	3,848
	2005	34,541	5,857	634	—	2,512	2,038	—	3,662	1,163
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Davis Value Portfolio	2007	3,134,352	30,429	—	—	24,360	19,086	485	313,211	11,108
	2006	1,877,681	32,690	—	—	20,668	22,273	518	258,260	11,100
	2005	487,307	12,429	1,390	—	17,329	1,895	—	91,105	4,773
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2007	345,843	2,731	109	—	151,289	25,585	2,177	1,953	—
	2006	382,491	3,315	113	—	180,873	26,016	2,351	1,688	—
	2005	379,880	3,941	114	—	213,983	29,618	5,123	797	—
	2004	316,835	1,668	119	—	212,160	26,860	3,747	—	—
	2003	225,877	1,637	—	—	142,474	5,687	2,942	—	—
	2002	6,956	—	—	—	5,797	5,110	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2007	4,752,651	66,735	1,553	1,691	168,989	94,947	3,574	397,868	15,993
	2006	2,272,804	55,128	9,163	1,780	179,656	108,159	3,437	284,582	4,215
	2005	674,886	32,081	10,308	1,883	188,792	88,947	4,942	54,091	557
	2004	322,375	25,058	9,503	1,966	178,810	65,571	5,237	—	—
	2003	124,562	11,870	9,470	2,037	95,140	19,925	2,821	—	—
	2002	9,543	2,575	—	—	19,210	3,845	—	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2007	853,813	12,826	—	—	114,012	38,388	1,531	73,314	8,185
	2006	776,801	12,878	—	—	156,862	43,430	1,574	60,781	7,890
	2005	518,587	9,962	—	—	182,368	40,228	5,318	28,912	3,094
	2004	273,259	10,040	—	—	172,808	41,465	4,042	—	—
	2003	165,514	10,368	—	—	109,410	10,473	3,112	—	—
	2002	20,027	540	—	—	9,479	2,479	—	—	—
Fidelity VIP Growth Portfolio Service Class 2	2007	123,510	3,700	108	—	38,981	9,170	1,064	628	—
	2006	97,881	2,792	112	—	48,223	9,470	1,537	120	377
	2005	96,119	2,792	114	—	57,609	9,199	2,791	—	804
	2004	78,885	2,793	118	—	39,480	10,892	4,601	—	—
	2003	53,639	5,390	—	—	26,200	2,051	2,578	—	—
	2002	6,089	—	—	—	4,043	—	—	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2007	4,129,747	53,255	43,566	2,700	166,375	49,169	8,332	221,481	3,685
	2006	1,861,525	44,442	43,455	2,528	208,443	56,065	10,148	134,223	3,587
	2005	284,211	19,476	42,474	2,367	215,396	45,780	19,030	1,982	1,628
	2004	240,265	19,494	40,825	2,223	191,065	42,935	15,927	—	—
	2003	146,457	17,422	39,631	2,134	137,634	28,525	11,435	—	—
	2002	23,916	3,085	—	—	26,621	7,761	1,816	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2007	1,142,371	29,202	3,885	631	72,270	69,734	1,364	208,133	11,299
	2006	580,742	22,824	6,316	705	85,574	75,103	1,075	140,970	11,306
	2005	362,590	20,331	7,081	758	96,641	58,175	669	42,334	1,761
	2004	249,200	13,772	7,071	850	98,667	40,138	1,421	—	—
	2003	113,017	8,149	7,035	937	70,985	3,638	—	—	—
	2002	6,789	2,452	—	—	7,456	957	—	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
Templeton Growth Securities Fund Class 2	2007	324,903	17,423	99	—	115,882	27,682	675	42,225	1,573
	2006	296,722	17,166	96	—	125,785	29,732	1,103	25,370	2,152
	2005	243,878	16,115	108	—	140,082	26,993	670	3,797	2,807
	2004	230,309	7,049	112	—	124,131	27,986	1,533	—	—
	2003	59,504	5,016	—	—	53,208	3,614	—	—	—
	2002	13,459	—	—	—	7,390	323	—	—	—
Franklin Rising Dividends Securities Fund Class 2	2007	1,515,430	21,765	4,011	—	177,872	216,108	3,278	54,119	14,859
	2006	716,093	7,913	3,803	—	206,404	224,119	3,279	33,775	1,519
	2005	462,566	4,363	4,088	—	227,701	224,457	7,854	7,676	219
	2004	354,456	4,163	4,082	—	217,642	183,923	6,012	—	—
	2003	186,926	3,823	4,280	—	136,714	7,686	8,062	—	—
	2002	26,594	1,118	—	—	3,927	820	—	—	—
Franklin Small Cap Value Securities Fund Class 2	2007	961,459	13,416	—	—	61,280	31,042	677	70,259	10,200
	2006	382,363	6,110	—	—	56,306	33,859	1,986	30,429	10,200
	2005	183,037	5,378	—	—	57,859	19,925	2,578	1,890	—
	2004	105,968	3,964	—	—	51,427	14,794	1,991	—	—
	2003	38,384	5,592	—	—	32,330	3,857	—	—	—
	2002	8,698	793	—	—	7,793	3,122	—	—	—
MFS Research Bond Series Service Class	2007	124,339	3,180	11,059	2,597	113,536	26,639	2,476	4,470	724
	2006	154,799	2,659	11,037	2,431	148,062	26,885	3,781	2,895	696
	2005	179,976	3,448	10,876	2,277	160,399	28,232	3,640	2,896	—
	2004	141,460	3,875	10,555	2,138	143,806	33,307	4,528	—	—
	2003	87,622	4,495	8,969	2,053	87,116	19,677	3,531	—	—
	2002	8,869	—	—	—	19,244	9,553	1,820	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	2007	20,590	113	—	—	762	—	167	76	—
	2006	24,581	113	—	—	1,078	841	450	—	—
	2005	21,979	—	—	—	1,193	853	439	—	—
	2004	16,405	—	—	—	1,523	936	460	—	—
	2003	11,734	—	—	—	2,413	876	1,701	—	—
	2002	11,522	—	—	—	2,941	—	503	—	—
MFS Emerging Growth Series Service Class	2007	57,703	1,217	—	—	8,562	6,057	—	2,204	—
	2006	53,059	991	—	—	12,260	6,071	—	869	—
	2005	54,986	41	—	—	13,544	3,662	—	—	—
	2004	46,382	26	—	—	8,714	3,220	—	—	—
	2003	55,294	72	—	—	7,805	83	—	—	—
	2002	2,176	753	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class	2007	32,315	2,599	1,053	—	14,617	4,006	618	—	—
	2006	35,145	2,653	1,069	—	19,804	4,374	1,622	—	—
	2005	39,878	2,638	1,112	—	25,610	5,260	3,126	—	—
	2004	37,381	2,687	1,146	—	25,745	5,514	3,461	—	—
	2003	27,245	1,772	1,177	—	22,588	3,653	3,574	—	—
	2002	14,557	2,230	—	—	316	507	1,929	—	—
MFS New Discovery Series Service Class	2007	53,686	180	455	—	8,039	1,464	—	3,530	—
	2006	51,682	169	456	—	6,667	1,936	—	3,294	—
	2005	44,830	22	475	—	9,664	1,781	—	204	—
	2004	30,599	12	506	—	9,972	1,802	—	—	—
	2003	18,599	6,231	542	—	10,194	884	1,230	—	—
	2002	472	—	—	—	1,562	388	—	—	—

102	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB with LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
MFS Strategic Income Series Service Class	2007	231,415	2,212	—	—	19,713	6,032	1,118	17,715	—
	2006	196,190	2,103	—	—	24,316	5,913	1,012	10,067	—
	2005	179,530	2,040	—	—	35,294	6,162	916	—	—
	2004	121,098	1,964	—	—	37,546	7,061	921	—	—
	2003	61,520	1,942	—	—	37,078	1,749	—	—	—
	2002	6,260	139	—	—	5,858	—	—	—	—
MFS Total Return Series Service Class	2007	602,378	13,514	108	—	70,830	185,135	2,512	29,007	1,875
	2006	560,190	11,871	112	—	83,413	194,746	2,559	26,000	1,875
	2005	475,571	12,340	113	—	79,969	211,363	5,186	12,959	1,875
	2004	278,743	6,146	118	—	65,261	175,636	4,257	—	—
	2003	104,386	45	—	—	7,274	3,268	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2007	268,562	5,719	25,114	—	63,939	27,838	587	8,560	—
	2006	267,597	5,851	26,451	—	88,883	32,343	541	7,756	—
	2005	302,319	6,226	28,511	—	108,072	32,214	3,295	2,652	—
	2004	283,277	5,929	24,495	—	91,725	26,857	3,173	—	—
	2003	244,277	5,423	24,711	—	83,143	12,021	—	—	—
	2002	42,307	507	—	—	24,364	1,579	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2007	418,946	13,426	542	—	47,726	25,580	2,040	55,476	830
	2006	362,125	19,884	546	—	60,067	34,146	2,097	45,832	837
	2005	296,439	20,036	560	—	70,764	32,832	2,715	31,171	861
	2004	154,105	10,533	582	—	66,358	27,772	2,518	—	—
	2003	72,132	7,694	—	—	54,502	13,255	1,127	—	—
	2002	9,810	887	—	—	8,265	4,951	—	—	—

APPENDIX	PROSPECTUS	103

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
RS Core Equity VIP Series	2007	$16.12	$15.94	$—	$—	$15.90	$15.68	$—	$13.75	$13.66
	2006	14.24	14.11	13.96	—	14.08	13.93	13.77	12.18	12.13
	2005	12.36	12.27	12.17	—	12.25	12.15	12.04	10.61	10.59
	2004	12.06	12.00	11.93	—	11.99	11.91	11.84	—	—
	2003	11.58	11.55	11.50	—	11.54	11.50	—	—	—
	2002	9.71	9.70	—	—	9.69	9.68	—	—	—
RS S&P 500 Index VIP Series	2007	15.79	15.62	15.41	—	15.58	15.37	15.16	12.27	12.19
	2006	15.28	15.14	14.97	—	15.11	14.94	14.77	11.90	11.85
	2005	13.47	13.37	13.26	—	13.35	13.23	13.12	10.52	10.51
	2004	13.11	13.05	12.97	—	13.03	12.95	12.87	—	—
	2003	12.07	12.03	11.99	—	12.02	11.98	11.93	—	—
	2002	9.58	9.57	—	—	9.56	9.56	—	—	—
RS Asset Allocation VIP Series	2007	15.29	15.13	14.92	—	15.09	14.88	—	11.98	—
	2006	14.79	14.66	14.50	—	14.63	14.47	—	11.62	—
	2005	13.28	13.19	13.08	—	13.17	13.05	—	10.46	—
	2004	12.95	12.89	12.81	—	12.87	12.79	—	—	—
	2003	11.95	—	11.87	—	11.91	11.86	—	—	—
	2002	9.53	—	—	—	9.51	9.50	—	—	—
RS High Yield Bond VIP Series	2007	13.69	13.54	—	—	13.51	13.32	13.14	10.90	—
	2006	13.77	13.65	—	—	13.62	13.47	13.32	11.00	—
	2005	12.84	12.75	—	—	12.73	12.62	12.51	10.29	—
	2004	12.65	12.59	—	—	12.57	12.49	—	—	—
	2003	11.79	11.75	—	—	11.75	11.70	—	—	—
	2002	10.17	—	—	—	10.16	10.18	—	—	—
RS Low Duration Bond VIP Series	2007	10.51	10.42	10.31	—	10.40	10.29	10.18	10.54	—
	2006	10.15	10.08	9.99	—	10.06	9.98	9.89	10.20	—
	2005	9.92	9.88	9.82	—	9.86	9.81	9.75	10.01	—
	2004	9.97	9.95	9.91	—	9.94	9.91	9.87	—	—
	2003	10.06	—	10.04	—	10.05	10.04	—	—	—
	2002	—	—	—	—	—	—	—	—	—
RS Large Cap Value VIP Series	2007	17.93	17.75	—	17.32	17.71	17.49	—	12.34	12.26
	2006	18.18	18.04	—	17.69	18.01	17.83	—	12.55	12.50
	2005	15.64	15.55	—	15.33	15.53	15.42	15.31	10.83	—
	2004	14.52	14.47	—	14.33	14.45	14.39	14.32	—	—
	2003	13.00	—	—	12.92	12.97	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
RS Partners VIP Series	2007	16.43	16.27	—	15.88	16.23	16.03	—	10.96	—
	2006	17.07	16.94	—	16.61	16.90	16.74	—	11.42	—
	2005	15.89	15.80	—	15.57	15.77	15.66	15.54	10.66	—
	2004	15.52	15.46	—	15.31	15.44	15.37	15.29	—	—
	2003	13.32	—	—	13.24	13.29	13.26	—	—	—
	2002	—	—	—	—	—	—	—	—	—
RS Small Cap Core Equity VIP Series	2007	18.05	17.85	17.61	—	17.80	17.56	—	12.59	12.51
	2006	17.47	17.32	17.12	—	17.28	17.09	—	12.23	12.18
	2005	15.18	15.07	14.94	—	15.05	14.92	14.79	10.65	10.63
	2004	15.42	15.35	15.25	—	15.33	15.23	15.14	—	—
	2003	13.63	13.59	13.54	—	13.58	13.53	—	—	—
	2002	9.67	9.65	—	—	9.66	9.64	—	—	—
RS International Growth VIP Series	2007	20.76	20.53	—	—	20.48	20.20	19.92	15.39	15.29
	2006	18.37	18.21	—	—	18.16	17.96	17.76	13.66	13.60
	2005	15.15	15.04	14.91	—	15.02	14.89	14.76	11.30	11.28
	2004	13.29	13.22	—	—	13.21	13.12	13.04	—	—
	2003	11.59	11.55	—	—	11.54	11.50	—	—	—
	2002	9.07	9.05	—	—	9.06	8.94	—	—	—

104	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
RS Emerging Markets VIP Series	2007	$41.44	$40.99	$—	$—	$40.88	$40.33	$39.78	$25.42	$25.25
	2006	29.01	28.75	—	—	28.69	28.37	28.05	17.85	17.77
	2005	21.68	21.53	—	—	21.49	21.31	21.12	13.38	13.35
	2004	15.70	15.63	—	—	15.61	15.51	15.42	—	—
	2003	12.94	12.90	—	—	12.89	12.84	—	—	—
	2002	8.55	—	—	—	8.54	8.89	—	—	—
RS Investment Quality Bond VIP Series	2007	11.78	11.65	11.49	—	11.62	11.46	11.31	10.73	10.65
	2006	11.29	11.19	11.06	—	11.16	11.04	10.91	10.31	10.26
	2005	11.03	10.95	10.85	—	10.93	10.84	10.74	10.10	10.08
	2004	10.96	10.91	10.84	—	10.90	10.83	10.76	—	—
	2003	10.71	10.68	10.64	—	10.67	10.63	10.59	—	—
	2002	10.41	10.36	—	—	10.39	10.39	—	—	—
RS MidCap Opportunities VIP Series	2007	9.79	—	—	—	—	—	—	9.77	—
RS Global Natural Resources VIP Series	2007	10.67	10.66	—	—	—	—	—	10.66	—
RS Value VIP Series	2007	9.42	—	—	—	—	9.40	—	—	—
RS Equity Dividend VIP Series	2007	9.33	—	—	—	—	9.31	—	9.32	—
The Information Age VIP Series	2007	10.31	—	—	—	—	—	—	10.30	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	2007	10.42	10.30	10.16	10.03	10.28	10.14	10.00	10.57	—
	2006	10.13	10.04	9.93	9.82	10.01	9.90	9.79	10.30	—
	2005	9.86	9.79	9.71	9.62	9.78	9.69	9.61	10.06	—
	2004	9.77	9.72	9.66	9.61	9.71	9.65	9.59	—	—
	2003	9.86	9.83	9.80	9.76	9.83	9.79	9.76	—	—
	2002	9.97	9.96	—	—	9.96	9.95	9.93	—	—
Gabelli Capital Asset Fund	2007	18.58	18.40	—	—	18.36	18.15	17.94	13.18	13.09
	2006	17.33	17.20	—	—	17.17	17.01	16.85	12.33	12.28
	2005	14.46	14.38	—	—	14.36	14.27	14.17	10.32	10.30
	2004	14.43	14.38	—	—	14.36	14.30	14.25	—	—
	2003	12.71	12.69	—	—	12.69	12.66	12.64	—	—
	2002	—	—	—	—	—	—	—	—	—
Value Line Centurion Fund	2007	16.24	16.09	—	—	16.05	15.87	—	13.32	—
	2006	13.69	13.59	—	—	13.57	13.44	—	11.27	—
	2005	13.42	—	—	—	13.33	13.24	—	—	—
	2004	12.52	—	—	—	12.46	—	—	—	—
	2003	11.43	—	—	—	11.41	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust	2007	15.65	15.51	15.33	—	15.47	15.29	15.11	12.79	12.70
	2006	13.82	13.72	13.59	—	13.69	13.57	13.44	11.33	11.28
	2005	13.16	13.09	13.01	—	13.08	12.99	12.90	10.82	10.80
	2004	12.28	12.24	12.19	—	12.23	12.18	12.13	—	—
	2003	11.14	11.13	11.11	—	11.12	11.11	—	—	—
	2002	—	—	—	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series II	2007	15.27	15.10	—	—	15.06	14.86	14.65	12.42	12.34
	2006	13.91	13.78	—	—	13.75	13.60	13.45	11.35	11.30
	2005	—	—	—	—	—	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
AIM V.I. Aggressive Growth Fund Series II	2007	$—	$—	$—	$—	$—	$—	$—	$—	$—
	2006	—	—	—	—	—	—	—	—	—
	2005	13.30	13.21	—	—	13.18	13.07	12.96	—	—
	2004	12.82	12.76	—	—	12.75	12.67	12.59	—	—
	2003	11.71	—	—	—	11.67	11.62	11.58	—	—
	2002	9.43	—	—	—	9.40	—	—	—	—
AIM V.I. Growth Fund Series II	2007	—	—	—	—	—	—	—	—	—
	2006	—	—	—	—	—	—	—	—	—
	2005	13.27	13.18	—	—	13.16	13.04	12.93	10.86	—
	2004	12.61	12.54	—	—	12.53	12.45	12.37	—	—
	2003	11.88	11.85	—	—	11.84	11.79	11.75	—	—
	2002	9.24	—	—	—	9.23	9.20	—	—	—
AIM V.I. Basic Value Fund Series II	2007	15.02	14.86	—	—	14.82	14.62	14.42	11.56	—
	2006	15.09	14.95	—	—	14.92	14.75	14.59	11.64	—
	2005	13.59	13.50	—	—	13.48	13.36	13.25	10.52	—
	2004	13.12	13.06	—	—	13.04	12.96	12.88	—	—
	2003	12.05	12.02	—	—	12.01	11.96	11.92	—	—
	2002	9.20	9.16	—	—	9.19	9.18	—	—	—
AIM V.I. Government Securities Fund Series II	2007	10.91	10.79	10.64	—	10.76	10.61	10.47	—	—
	2006	10.46	10.37	10.25	—	10.35	10.23	10.12	—	—
	2005	10.31	10.24	10.15	—	10.22	10.13	10.04	—	—
	2004	10.35	10.30	10.23	—	10.28	10.22	10.16	—	—
	2003	10.30	10.27	10.23	—	10.26	10.22	—	—	—
	2002	10.39	10.38	—	—	10.37	10.37	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2007	16.78	16.60	—	—	16.56	16.33	16.11	12.27	—
	2006	15.63	15.49	—	—	15.46	15.29	15.12	11.46	—
	2005	14.34	14.24	—	—	14.21	14.09	13.97	10.54	—
	2004	13.60	13.53	—	—	13.52	13.43	13.35	—	—
	2003	12.19	12.15	—	—	12.15	12.10	12.06	—	—
	2002	9.77	—	—	—	9.76	—	—	—	—
AIM V.I. Core Equity Fund Series II	2007	14.59	14.43	14.24	—	14.39	14.20	14.00	—	—
	2006	13.77	13.64	13.49	—	13.61	13.46	13.31	—	—
	2005	12.19	12.10	12.00	—	12.08	11.98	11.87	—	—
	2004	11.77	11.71	11.64	—	11.70	11.63	11.55	—	—
	2003	11.36	—	11.28	—	11.32	11.27	11.23	—	—
	2002	9.26	—	—	—	9.25	9.27	9.22	—	—
Alger American Leveraged Allcap Portfolio Class S	2007	21.04	20.82	—	—	20.76	20.48	—	17.61	17.49
	2006	16.08	15.94	—	—	15.90	15.73	—	13.49	13.44
	2005	13.76	13.66	—	—	13.64	13.52	—	—	—
	2004	12.27	12.21	—	—	12.19	12.12	—	—	—
	2003	11.57	11.54	—	—	11.53	—	—	—	—
	2002	8.77	8.77	—	—	8.76	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2007	16.21	16.03	15.81	—	15.99	15.77	15.56	12.20	12.12
	2006	15.73	15.59	15.42	—	15.56	15.38	15.21	11.88	11.83
	2005	13.69	13.59	13.47	—	13.57	13.45	13.33	—	10.35
	2004	13.32	13.25	13.17	—	13.24	13.15	13.07	—	—
	2003	12.19	12.15	—	—	12.14	12.10	12.05	—	—
	2002	9.39	9.37	—	—	9.37	9.36	9.35	—	—

106	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
AllianceBernstein Large Cap Growth Class B	2007	$14.55	$14.39	$—	$—	$14.35	$14.16	$13.97	$13.19	$—
	2006	13.03	12.92	—	—	12.89	12.75	12.60	11.85	—
	2005	13.35	13.26	—	—	13.24	13.12	13.01	12.17	—
	2004	11.83	11.77	—	—	11.76	11.69	11.62	—	—
	2003	11.12	11.09	—	—	11.08	11.04	10.99	—	—
	2002	9.17	—	—	—	9.16	9.15	9.14	—	—
AllianceBernstein Global Technology Portfolio Class B	2007	15.67	15.50	—	—	15.46	15.25	—	14.09	—
	2006	13.30	13.18	—	—	13.16	13.01	—	11.99	—
	2005	12.49	12.41	—	—	12.38	12.28	—	11.30	—
	2004	12.27	12.21	—	—	12.19	12.12	—	—	—
	2003	11.88	11.85	—	—	11.84	11.80	—	—	—
	2002	8.41	—	—	—	8.40	8.39	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2007	21.65	21.41	—	—	21.36	21.07	20.78	13.17	13.08
	2006	25.85	25.62	—	—	25.56	25.28	25.00	15.78	15.71
	2005	19.51	19.37	—	—	19.34	19.17	19.00	11.94	11.92
	2004	17.82	17.73	—	—	17.71	17.60	17.49	—	—
	2003	13.41	13.36	13.34	—	13.36	13.31	—	—	—
	2002	9.82	—	—	—	9.80	9.79	—	—	—
AllianceBernstein Value Portfolio Class B	2007	15.84	15.67	15.45	—	15.62	15.41	—	11.64	—
	2006	16.82	16.67	16.49	—	16.63	16.45	—	12.40	—
	2005	14.15	14.05	13.93	—	14.02	13.90	13.78	—	—
	2004	13.65	13.58	13.50	—	13.56	13.48	13.40	—	—
	2003	12.25	12.22	12.17	—	12.21	12.16	12.12	—	—
	2002	9.71	9.70	—	—	9.70	9.68	—	—	—
Davis Financial Portfolio	2007	11.90	11.84	—	—	—	11.74	—	11.80	11.72
	2006	12.89	12.85	—	—	12.84	12.78	—	12.83	12.77
	2005	11.07	11.06	11.04	—	11.05	—	—	—	—
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2007	13.15	13.08	—	—	13.06	12.98	—	13.05	12.96
	2006	15.84	15.79	—	—	15.77	15.70	—	15.76	15.69
	2005	12.00	11.98	11.96	—	11.98	11.95	—	11.97	11.95
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Davis Value Portfolio	2007	12.54	12.47	—	—	12.46	12.37	12.29	12.44	12.36
	2006	12.20	12.16	—	—	12.15	12.09	12.04	12.14	12.08
	2005	10.80	10.78	10.76	—	10.78	10.76	—	10.77	10.75
	2004	—	—	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—	—	—
	2002	—	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2007	14.65	14.49	14.29	—	14.45	14.25	14.06	12.30	—
	2006	13.71	13.59	13.44	—	13.56	13.41	13.26	11.55	—
	2005	12.52	12.43	12.32	—	12.41	12.30	12.19	10.58	—
	2004	12.07	12.01	11.94	—	12.00	11.92	11.85	—	—
	2003	11.68	11.65	—	—	11.64	11.60	11.56	—	—
	2002	10.13	—	—	—	10.12	10.11	—	—	—

APPENDIX	PROSPECTUS	107

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
Fidelity VIP Contrafund Portfolio Service Class 2	2007	$20.17	$19.95	$19.68	$19.42	$19.90	$19.63	$19.36	$14.37	$14.27
	2006	17.50	17.35	17.15	16.96	17.31	17.12	16.93	12.50	12.45
	2005	15.99	15.88	15.74	15.60	15.85	15.71	15.58	11.45	11.43
	2004	13.95	13.88	13.79	13.71	13.86	13.78	13.69	—	—
	2003	12.33	12.29	12.25	12.20	12.28	12.24	12.19	—	—
	2002	9.79	9.78	—	—	9.78	9.78	—	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2007	16.14	15.97	—	—	15.92	15.71	15.49	12.35	12.27
	2006	16.22	16.08	—	—	16.04	15.86	15.69	12.45	12.40
	2005	13.77	13.67	—	—	13.65	13.53	13.41	10.60	10.58
	2004	13.27	13.21	—	—	13.19	13.11	13.03	—	—
	2003	12.15	12.11	—	—	12.10	12.06	12.01	—	—
	2002	9.51	9.51	—	—	9.50	9.48	—	—	—
Fidelity VIP Growth Portfolio Service Class 2	2007	16.52	16.34	16.12	—	16.29	16.07	15.85	14.08	—
	2006	13.27	13.15	13.01	—	13.13	12.98	12.84	11.35	11.30
	2005	12.68	12.59	12.48	—	12.57	12.46	12.35	—	10.85
	2004	12.23	12.17	12.09	—	12.15	12.08	12.00	—	—
	2003	12.07	12.03	—	—	12.03	11.98	11.94	—	—
	2002	9.27	—	—	—	9.26	—	—	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2007	11.63	11.50	11.34	11.19	11.47	11.31	11.16	10.50	10.43
	2006	11.37	11.27	11.14	11.02	11.24	11.12	10.99	10.30	10.25
	2005	11.11	11.03	10.94	10.84	11.02	10.92	10.83	10.09	10.07
	2004	11.10	11.04	10.98	10.91	11.03	10.96	10.90	—	—
	2003	10.84	10.81	10.77	10.73	10.80	10.76	10.72	—	—
	2002	10.52	10.50	—	—	10.50	10.49	10.48	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2007	23.76	23.50	23.18	22.86	23.43	23.11	22.80	14.36	14.26
	2006	20.96	20.78	20.55	20.32	20.73	20.50	20.27	12.71	12.65
	2005	18.98	18.85	18.69	18.53	18.82	18.65	18.49	11.54	11.52
	2004	16.37	16.29	16.19	16.09	16.27	16.17	16.07	—	—
	2003	13.37	13.33	13.28	13.23	13.32	13.27	—	—	—
	2002	9.84	9.83	—	—	9.83	9.81	—	—	—
Templeton Growth Securities Fund Class 2	2007	16.75	16.57	16.35	—	16.53	16.30	16.08	12.65	12.57
	2006	16.66	16.51	16.33	—	16.48	16.29	16.11	12.62	12.57
	2005	13.92	13.82	13.71	—	13.80	13.68	13.56	10.58	10.56
	2004	13.01	12.95	12.87	—	12.93	12.86	12.78	—	—
	2003	11.42	11.38	—	—	11.38	11.33	—	—	—
	2002	8.79	—	—	—	8.78	8.78	—	—	—
Franklin Rising Dividends Securities Fund Class 2	2007	14.66	14.50	14.31	—	14.46	14.27	14.07	11.49	11.41
	2006	15.34	15.20	15.03	—	15.17	15.00	14.83	12.05	12.00
	2005	13.33	13.23	13.12	—	13.21	13.10	12.98	10.50	10.48
	2004	13.11	13.05	12.97	—	13.03	12.95	12.87	—	—
	2003	12.03	11.99	11.95	—	11.98	11.94	11.89	—	—
	2002	9.82	9.81	—	—	9.81	9.81	—	—	—
Franklin Small Cap Value Securities Fund Class 2	2007	17.50	17.31	—	—	17.26	17.02	16.79	11.88	11.80
	2006	18.24	18.08	—	—	18.04	17.84	17.64	12.42	12.37
	2005	15.87	15.76	—	—	15.73	15.60	15.46	10.84	—
	2004	14.85	14.78	—	—	14.76	14.67	14.58	—	—
	2003	12.22	12.18	—	—	12.17	12.13	—	—	—
	2002	9.41	9.40	—	—	9.40	9.40	—	—	—

108	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
MFS Research Bond Series Service Class	2007	$12.19	$12.06	$11.90	$11.73	$12.03	$11.86	$11.70	$10.42	$10.35
	2006	11.94	11.84	11.70	11.57	11.81	11.68	11.55	10.23	10.19
	2005	11.71	11.63	11.53	11.43	11.61	11.51	11.41	10.06	—
	2004	11.77	11.72	11.64	11.57	11.70	11.63	11.56	—	—
	2003	11.33	11.29	11.25	11.21	11.29	11.24	11.20	—	—
	2002	10.56	—	—	—	10.55	10.54	10.52	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	2007	15.62	15.45	—	—	15.40	—	14.99	12.53	—
	2006	14.33	14.21	—	—	14.18	14.02	13.86	—	—
	2005	12.85	—	—	—	12.74	12.63	12.52	—	—
	2004	12.89	—	—	—	12.81	12.74	12.66	—	—
	2003	11.71	—	—	—	11.67	11.62	11.58	—	—
	2002	9.37	—	—	—	9.36	—	9.35	—	—
MFS Emerging Growth Series Service Class	2007	17.75	17.56	—	—	17.51	17.27	—	14.19	—
	2006	14.95	14.81	—	—	14.78	14.62	—	11.98	—
	2005	14.14	14.04	—	—	14.02	13.89	—	—	—
	2004	13.21	13.15	—	—	13.13	13.05	—	—	—
	2003	11.93	11.89	—	—	11.88	11.84	—	—	—
	2002	9.34	9.33	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class	2007	15.79	15.62	15.40	—	15.57	15.36	15.15	—	—
	2006	14.60	14.47	14.31	—	14.44	14.28	14.12	—	—
	2005	13.19	13.10	12.98	—	13.07	12.96	12.85	—	—
	2004	12.54	12.48	12.40	—	12.47	12.39	12.31	—	—
	2003	11.49	11.45	11.41	—	11.45	11.40	11.36	—	—
	2002	9.60	9.59	—	—	9.58	9.56	9.56	—	—
MFS New Discovery Series Service Class	2007	14.95	14.78	14.58	—	14.74	14.54	—	12.62	—
	2006	14.88	14.75	14.58	—	14.71	14.55	—	12.59	—
	2005	13.41	13.32	13.20	—	13.29	13.18	—	11.38	—
	2004	12.99	12.93	12.85	—	12.91	12.83	—	—	—
	2003	12.45	12.42	12.37	—	12.41	12.36	12.32	—	—
	2002	9.51	—	—	—	9.48	9.47	—	—	—
MFS Strategic Income Series Service Class	2007	12.67	12.53	—	—	12.49	12.32	12.16	10.68	—
	2006	12.46	12.35	—	—	12.33	12.19	12.05	10.54	—
	2005	11.92	11.84	—	—	11.82	11.72	11.62	—	—
	2004	11.94	11.88	—	—	11.87	11.80	11.72	—	—
	2003	11.30	11.27	—	—	11.26	11.22	—	—	—
	2002	10.45	10.45	—	—	10.44	—	—	—	—
MFS Total Return Series Service Class	2007	13.81	13.68	13.52	—	13.65	13.49	13.34	11.33	11.25
	2006	13.53	13.43	13.30	—	13.40	13.28	13.16	11.13	11.08
	2005	12.33	12.27	12.18	—	12.25	12.17	12.09	10.17	10.16
	2004	12.23	12.19	12.14	—	12.18	12.13	12.08	—	—
	2003	11.22	11.20	—	—	11.20	11.18	—	—	—
	2002	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	109

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yr EDB and LB or EB	7yr EDB, LB and EB	Pre-CAEDB, LB or EB	Any 2 of : Pre-CAEDB, LB and/or EB or Post-CAEDB	Pre-CAEDB, LB and EB or Post-CAEDB and LB or EB	GMDB	GMDB with LB or EB
Van Kampen Life Investment Trust Government Portfolio Class II	2007	$11.36	$11.24	$11.09	$—	$11.21	$11.06	$10.91	$10.74	$—
	2006	10.81	10.71	10.59	—	10.69	10.57	10.45	10.24	—
	2005	10.67	10.59	10.50	—	10.58	10.48	10.39	10.14	—
	2004	10.51	10.46	10.40	—	10.45	10.38	10.32	—	—
	2003	10.30	10.27	10.23	—	10.26	10.22	—	—	—
	2002	10.33	10.32	—	—	10.32	10.31	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2007	16.57	16.39	16.17	—	16.35	16.13	15.91	12.29	12.20
	2006	16.45	16.31	16.12	—	16.27	16.09	15.91	12.23	12.18
	2005	14.44	14.34	14.21	—	14.31	14.19	14.07	10.77	10.75
	2004	13.39	13.33	13.25	—	13.31	13.23	13.15	—	—
	2003	11.95	11.91	—	—	11.90	11.86	11.81	—	—
	2002	9.52	9.52	—	—	9.51	9.50	—	—	—

110	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account Q of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2008, as supplemented through and reprinted on September 8, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account Q (marketed under the name “The Guardian Investor Income AccessSM”) dated May 1, 2008, as supplemented through and reprinted on September 8, 2008.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account Q (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2007, 2006 and 2005, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $48,660,683, $50,194,953 and $43,957,484, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The following three requirements for tax qualified distributions under the Guaranteed Minimum Withdrawal Benefit III Rider are as follows. For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, only the first requirement is applicable.

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t) (2) (A) (iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72 (t) (1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72 (q) (2) (D) from the 10% additional tax on early distributions form nonqualified annuity contracts imposed by Code Section 72 (q) (1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary or the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1,2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

B-4

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.92%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.93%.

The current and effective yields of the RS Money Market VIP Series Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2007 and the statement of assets and liabilities of Separate Account Q as of December 31, 2007 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2007 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account Q:

Statement of Assets and Liabilities as of December 31, 2007

Statement of Operations for the Year Ended December 31, 2007

Statements of Changes in Net Assets for the Years Ended December 31, 2007 and 2006

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2007 and 2006

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2007, 2006 and 2005

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2007, 2006 and 2005

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2007, 2006 and 2005

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account Q(1)

2	Not Applicable

3

Underwriting and Distribution Contracts:

(a)    Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b)    Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6

(a)    Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(b)    Certificate of Amendment (Aug 29, 1986)(1)

(c)    Certificate of Amendment (Dec. 21, 1999)(1)

(d)    By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(5)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14	Powers of Attorney executed by Joseph A. Caruso, Gary B. Lenderink, Dennis J. Manning, Armand M. DePalo(3); Power of Attorney executed by Bruce C. Long(4).

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on May 2, 2002 (Registration No. 333-87468).
(2)	Incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on July 3, 2002 (Registration No. 333-87468).
(3)	Incorporated by reference to the Registration Statement filed on Form N-4 by the Registrant on December 21, 2006 (Registration No. 333-87468).

(4)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-119629) as previously filed on October 26, 2007.

(5)	To be filed by amendment.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Armand M. de Palo	Director
Gary B. Lenderink	Director
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
John H. Walter	Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
D. Scott Dolfi	President & Director
Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of June 30, 2008. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.62%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	82.70%
RS International Growth Fund	Massachusetts	31.67%
RS Investment Quality Bond Fund	Massachusetts	35.86%
RS Asset Allocation Fund	Massachusetts	19.45%
RS Small Cap Core Equity Fund	Massachusetts	34.11%
RS Emerging Markets Fund	Massachusetts	27.22%
RS High Yield Bond Fund	Massachusetts	87.25%
RS Small Cap Core Equity VIP Series	Massachusetts	41.47%
RS Low Duration Bond Fund	Massachusetts	88.99%
RS Low Duration Bond VIP Series	Massachusetts	30.83%
RS Asset Allocation VIP Series	Massachusetts	46.73%
RS S&P 500 Index VIP Series	Massachusetts	41.27%
RS High Yield Bond VIP Series	Massachusetts	47.46%
RS S&P 500 Index Fund	Massachusetts	15.46%
RS Core Equity Fund	Massachusetts	17.80%
RS Large Cap Value Fund	Massachusetts	85.46%
RS Large Cap Value VIP Series	Massachusetts	66.12%
RS Partners VIP Series	Massachusetts	22.66%
RS Equity Dividend VIP Series	MA	81.01%
RS Value VIP Series	MA	76.88%
RS Technology VIP Series	MA	55.55%
RS Global Natural Resources VIP Series	MA	21.43%
RS MidCap Opportunities VIP Series	MA	86.00%
RS Equity Dividend Fund	MA	72.93%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of June 30, 2008:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of June 30, 2008
Non-Qualified	2,143
Qualified	4,887

Total	7,030

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GISC is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
John H. Walter	Senior Vice President, Equity Financial Management & Control
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Executive Vice President, Equity Business Development
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Manager
Peggy L. Coppola	Senior Vice President, Equity Business Development
William D. Ford	Vice President and National Accounts Manager
Peter M. Quinn	Vice President, Retirement Sales
Robert E. Broatch	Manager
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President and Compliance Officer
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Peter M. Quinn	Vice President, Retirement Sales
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds
Margaret W. Skinner	President and Manager
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

   Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

   None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account Q has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 10th day of July, 2008.

The Guardian Separate Account Q
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ D. Scott Dolfi D. Scott Dolfi (Principal Executive Officer)	President and Director

/s/ John H. Walter John H. Walter (Principal Accounting Officer)	Vice President and Controller

/s/ Armand M. De Palo* Armand M. de Palo	Director

Director
Robert E. Broatch

/s/ Joseph A. Caruso* Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director

/s/ Gary B. Lenderink* Gary B. Lenderink	Director

Margaret W. Skinner	Executive Vice President, Individual Products Distribution & Director

By	/s/ Richard T. Potter, Jr. Richard T. Potter, Jr. Senior Vice President and Counsel	Date: July 10, 2008

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description